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                                                                   EXHIBIT 10.58

                  TRANSPORTATION MANAGEMENT SERVICES AGREEMENT
                                     BETWEEN
                            UPS LOGISTICS GROUP, INC.
                                       AND
                             TRACTOR SUPPLY COMPANY


This Transportation Management Services Agreement (the "Agreement") is made and entered into as of the 10th day of May 2001 (the "Effective Date"), by and between Tractor Supply Company, whose address is 320 Plus Park Blvd., Nashville, Tennessee 37217 ("Customer"), and UPS Logistics Group, Inc., whose address is 990 Hammond Drive, Suite 400, Atlanta, Georgia 30328 ("Logistics Group").

         WHEREAS, Customer requires transportation management of its goods, commodities or products (the "Goods"); and

         WHEREAS, Logistics Group has the capability to provide transportation management services (the "Services") of Customer's Goods; and

         NOW, THEREFORE in consideration of the mutual covenants and conditions contained herein, the parties agree as follows:

1.       TERM AND TERMINATION:

         1.1 Term. The term of this Agreement shall commence on the Effective Date hereof, and shall continue thereafter in full force and effect for a period of thirty-six (36) months. Customer shall have the option of extending the initial term for a period of one year, provided, however, that Customer shall give Logistics Group written notice of such extension at least ninety (90) days prior to the expiration of the initial term; and, further provided that the parties mutually agree in writing, at least sixty (60) days prior to the expiration of the initial term, to all rates and charges with respect to the extended term.

         1.2 Termination. Either party may terminate this Agreement on one hundred eighty (180) days prior written notice, subject to the remainder of this Section 1.

         1.3      Early Termination Obligations

                  1.3.1 If Customer terminates Exhibit B for any reason other than a default by Logistics Group, or if Logistics Group terminates Exhibit B for reason of default by Customer, any time after the Effective Date, Customer agrees to the early termination provisions set forth in Section 3.0 of Exhibit B.

                  1.3.2 If Customer terminates Exhibit C for any reason other than a default by Logistics Group, or if Logistics Group terminates Exhibit C for reason of default by Customer, any time after the Effective Date, Customer shall be liable for the early termination costs set forth in Section 3.0 of Exhibit C.

2.0      GOODS AND SERVICES:

         2.1 Description of Goods. Exhibit A hereto describes the Goods for which Logistics Group shall cause transportation management services to be provided pursuant to this Agreement.


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         2.2      Services to Be Performed.

                  2.2.1 Logistics Group, by and through its affiliate, Worldwide Dedicated Services, Inc., agrees to provide dedicated transportation services ("Dedicated Services") as more fully set out in Exhibit B hereto.

                  2.2.2 Logistics Group agrees to provide transportation management services ("Management Services") as more fully set out in Exhibit C hereto.

3.0      RATES AND CHARGES:

         3.1 The rates and charges for the Dedicated Services are set forth in Exhibit B hereto.

         3.2 The rates and charges for Management Services are set forth in Exhibit C hereto.

4.0      JOINT LOGISTICS COMMITTEE; RATE REVIEW:

         4.1 Joint Logistics Committee. Logistics Group and Customer shall jointly establish a committee ("the Joint Logistics Committee") to review the operation of this Agreement and the provision of the Services in an effort to facilitate the performance of each party's obligations hereunder. The Joint Logistics Committee shall comprise an equal number of representatives from Logistics Group and from Customer (but no more than two each) with such representatives to be nominated by the relevant party from time to time to the other party in writing. In addition, other representatives that the parties may reasonably request shall be entitled to attend and participate in meetings of the Joint Logistics Committee. The initial representatives of Logistics Group to the Logistics Committee shall be the General Manager of Transportation Management and General Manager of Dedicated Services, and the initial representatives of Customer to the Logistics Committee shall be the Director of Transportation and the Vice President of Logistics.

         4.2 Meetings of the Joint Logistics Committee. The Joint Logistics Committee shall meet within three (3) months of the Effective Date, and thereafter shall meet no less than once every three
                  (3) months in person or by telephone conference call throughout the duration of this Agreement (other than where the parties agree that such a periodic meeting is not necessary) and at such other times as either party may reasonably request.

         4.3 Changes in Operating Parameters. Customer and Logistics Group acknowledge and agree that Logistics Group has calculated the Rates and Charges set forth in Exhibits B and C based on and in reliance of certain key assumptions ("Assumptions" or "Operating Parameters") supplied to Logistics Group by Customer, which Operating Parameters are set forth in such Exhibits. In the event of a change in any Operating Parameter, either party may propose such rate adjustment as it deems reasonably necessary to respond to the Operating Parameter change. The Joint Logistics Committee shall consider the proposed rate adjustment and each party agrees to provide all information reasonably requested by any member of the Joint Logistics Committee to assist the requesting member therefor. In the event that the Joint Logistics Committee is unable to unanimously agree on the amount of an appropriate rate adjustment (or that no such adjustment should be made) within thirty (30) days following the date of their first meeting with respect to such proposed rate adjustment, any member of the Joint Logistics Committee may submit the matter to arbitration in accordance with Section 18 hereof.

         4.4 Changed Conditions. Customer and Logistics Group acknowledge that certain "Changed Conditions," could alter the Operating Parameters on which the Schedule of Rates and Charges is based. As used herein, a Changed Condition means the enactment or promulgation of any new law, regulation or statute, the repeal or judicial annulment of an existing law, regulation or statute, or the imposition of new material conditions or the removal of existing material conditions on the issuance or renewal of any official permit, license or approval after the Effective Date hereof,


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                  which (a) results in the imposition or removal of requirements affecting the ability of Logistics Group to perform the Service under this Agreement, (b) are substantially more or less burdensome on Logistics Group than the requirements as of the Effective date hereof, and (c) result in a substantial decrease or increase in the Rates and Charges to which Logistics Group would otherwise be entitled hereunder. If any Changed Condition occurs after the Effective Date hereof, either party shall have the right to propose such rate adjustment as it deems reasonably necessary to preserve for such party its intended benefits under this Agreement. Such a review will occur at least once on or before the yearly anniversary date of the term of this Agreement. The Joint Logistics Committee shall consider the proposed rate adjustment, and each party agrees to provide all information reasonably requested by any member of the Joint Logistics Committee to assist the requesting member therefor. In the event that the Joint Logistics Committee is unable to unanimously agree on the amount of an appropriate rate adjustment (or that no such adjustment should be made) within thirty (30) days following the date of their first meeting with respect to such proposed rate adjustment, any member of the Joint Logistics Committee may submit the matter to arbitration in accordance with Section 18 hereof.

         4.5 Cost of Living Increases. Notwithstanding any other provision in this Section 4, Customer understands that the cost for all labor, including but not limited to managers, supervisors, clerk and drivers, may be subject to an annual cost of living adjustment not to exceed four and one-half percent (4.5%), which increase will be mutually agreed to by Joint Logistics Committee.

5.       BILLING AND PAYMENT:

         5.1 Logistics Group shall bill Customer for all Fixed, Variable and Miscellaneous Charges, as indicated in Exhibit B and Exhibit C attached hereto at the end of each week in which the charges were incurred.

         5.2 Logistics Group shall provide weekly consolidated billings to Customer for all carrier charges incurred that week.

         5.3 Customer agrees to pay the invoices as submitted and approved within fifteen (15) days from date of invoice. Any dispute as to the amount of the invoices shall be promptly resolved by the parties. Claims for loss or damage to Goods shall not be deducted from invoices, and shall be handled in accordance with the provisions of Sections 18 and 20 hereof.

         5.4 If Customer fails to make timely payment of the charges as set in invoices reviewed and approved for payment by Customer within the grace period specified in Section 19 hereof, then, in addition to any other right that Logistics Group may have, Customer shall pay to Logistics Group a late payment charge at the rate of one percent per month or, the highest rate allowed by applicable law, on the amount outstanding and unpaid from time to time, whichever is lower. The late payment charge shall be calculated from the date that the unpaid charges become due as outlined above and shall be compounded monthly for the period during which any such charges remain unpaid.

6.       INSURANCE:

         6.1 Logistics Group shall maintain at all times during the life of this Agreement insurance as provided below and shall name Customer as an additional insured to the extent of indemnity provided herein under its liability policies as follows:

                  6.1.1 Commercial general liability insurance including premises/operations, broad form property damage, independent contractors, and contractual liability covering Logistics Group's obligations hereunder for bodily injury and property damage, with a combined single limit of not less than $1,000,000 each occurrence.


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                  6.1.2    Workers' compensation insurance in statutory amounts
                           covering Logistics Group and its employees, and employer's liability insurance in an amount not less than $300,000 per accident/disease.

                  6.1.3 Motor cargo insurance for $100,000 to cover loss or damage to Goods caused by Logistics Group's negligence.

         6.2 All insurance required above shall be carried with insurance companies licensed to do business in the state(s) where operations are maintained. Logistics Group shall deliver to Customer, upon Customer's request, certificates of insurance as evidence of the required coverages. All policies shall provide that such coverages under these policies shall not be canceled or materially changed without at least thirty (30) days prior written notice delivered to Customer.

7.0      INDEMNIFICATION:

         7.1      Claim Notices.

                  7.1.1 Any Party entitled to seek indemnification pursuant to this Agreement (the "Indemnitee") must provide written notice (the "Claim Notice") to the Party obligated to provide indemnification (the "Indemnitor") with respect to any claim, suit or proceeding initiated against the Indemnitee by a party other than the Indemnitor ("Third Party Claim").

                  7.1.2 All Claim Notices must be delivered promptly, but in no event more than thirty days (the "Notice Period") following (i) the receipt of actual notice of the Third party Claim by any officer, director or manager of Indemnitee, or (ii) the occurrence of any event that any officer, director or manager of Indemnitee believes or should reasonably believe could give rise to a Third Party Claim.

                  7.1.3 The failure of Indemnitee to notify Indemnitor within the Notice Period shall not relieve Indemnitor of any liability with respect to the Third Party Claim, except to the extent the Indemnitor demonstrates that the defense of the Third Party Claim is materially prejudiced by such failure.

                  7.1.4 The Claim Notice should state in reasonable detail the facts giving rise to the Third Party Claim and Indemnitee's intention to seek indemnification for the Third Party Claim. If the Indemnitee wishes to control the defense of the Third Party Claim, this should also be stated in the Claim Notice.

         7.2      Defense of a Third Party Claim.

                  7.2.1 Upon receipt of a Claim Notice, the Indemnitor may elect to assume the defense of the Third Party Claim at Indemnitor's expense with counsel reasonably satisfactory to the Indemnitee. The Indemnitor shall promptly notify the Indemnitee in writing whether it has elected to assume such defense, and each party agrees to cooperate with the party assuming the defense of the Third Party Claim (including, without limitation, allowing and directing its employees to serve as witnesses and otherwise rendering such assistance as the defending party may reasonably request) in such defense and related negotiations (including settlement negotiations).

                  7.2.2 If the Indemnitor elects to control the defense of a Third Party Claim, the Indemnitee shall have the right to employ separate counsel in any action or claim and to participate in its defense. The fees and expenses of counsel employed by Indemnitee shall be at the expense of Indemnitee; provided, however, that if counsel to the Indemnitor


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                           determines that it is unable to represent the
                           interests of both the Indemnitor and the Indemnitee, the Indemnitee may employ separate counsel at the Indemnitor's expense.

                  7.2.3 If Indemnitor assumes the defense of a Third Party Claim no compromise or settlement may be effected by the Indemnitor without the Indemnitee's consent unless (i) there is no finding or admission of any violation of law or any violation of the rights of any person by Indemnitee, (ii) there is no effect on any other claim that may be made by or against Indemnitee, (iii) the sole relief provided is monetary damages that are paid in full by Indemnitor, and (iv) the compromise or settlement contains, as an unconditional term thereof, the giving by the claimant or the plaintiff of the Indemnitee a release from all liability in respect of such Third Party Claim. The Indemnitee shall have no liability with respect to any compromise or settlement thereof effected without its consent.

                  7.2.4 If the Indemnitor does not notify the Indemnitee within fifteen (15) days after receipt of the Claim Notice that Indemnitor elects to undertake the defense of a Third Party Claim, the Indemnitee shall have the right to defend the claim, at the expense of Indemnitor, with counsel of Indemnitee's choosing.

                  7.2.5 No settlement of a Third Party Claim defended by Indemnitee pursuant to this Section 7 shall be made without the prior written consent of Indemnitor, which consent shall not be unreasonably withheld. Failure of Indemnitor to reject a settlement within ten (10) days of receipt thereof shall be deemed an acceptance of such settlement.

         7.3      Other Claims.

                  7.3.1 If an Indemnitee has a claim against an Indemnitor that does not involve a Third Party Claim, the Indemnitee shall notify the Indemnitor with reasonable promptness of its claim, specifying the nature of and specific basis for such claim and the estimated amount of such claim.

                  7.3.2 If Indemnitor elects to satisfy the claim, the Indemnitor shall remit payment for the amount of the claim to the Indemnitee upon receipt of an invoice therefor.

                  7.3.3 If the Indemnitor elects to dispute either the basis of the claim or the amount of the claim, Indemnitor shall promptly provide written notice to Indemnitee setting forth the specific basis for the dispute. In the event of a dispute, the Indemnitor and Indemnitee shall proceed in good faith to negotiate a resolution of such dispute, and if not resolved through good faith negotiation, the dispute shall be resolved in accordance with the dispute resolution provisions set forth in Section 18 hereof.

8.       LIABILITY:

         8.1 In no event shall Logistics Group, its employees, agents, subcontractors, or affiliates be liable for any loss of or damage to Goods arising out or caused, directly or indirectly, by an event of Force Majeure or the packing, packaging, loading and/or unloading of the Goods by Customer, or any other circumstance or cause that could not be prevented by its respective reasonable care determined in accordance with applicable law.

         8.2 For shipments of Goods not transported by Logistics Group's affiliated company, WDS, the carrier of the Goods shall have the risk of any loss of or damage to the Goods managed pursuant to this Agreement while the Goods are in such carrier's care, custody, or control on such terms and conditions as may be agreed to in writing between Logistics Group and the carrier. Such terms and conditions shall not be materially less advantageous to the Customer than those set forth in this Agreement.


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         8.3      For shipments transported by WDS, Logistics Group shall only be liable to Customer for the actual loss, damage, or injury to the Goods occurring while the Goods are in the possession or under the control of WDS and resulting from WDS's negligent acts or omissions, except to the extent that any loss or damage to the Goods is caused by the acts or omissions of Customer or its consignees and their employees, which loss or damage will be measured by Customer's replacement cost for the Goods, without markup.

         8.4 Logistics Group's maximum liability hereunder to Customer shall not exceed $100,000 per occurrence for truckload (TL) or WDS shipments, or exceed the declared or released value for less than truckload (LTL) or parcel shipments, and Customer agrees to waive the right of subrogation on behalf of its insurers for any amount above foregoing limits, no matter how caused.

         8.5 For claims not caused by Logistics Group's negligence, Logistics Group agrees to file claims on behalf of Customer with the carriers engaged under this Agreement, as further described in Exhibit C hereto. Claims will be limited to the values which Customer has authorized Logistics Group to declare for its shipments. In no event shall Logistics Group have any responsibility to pay any amounts which a carrier fails or refuses to pay with respect to any carrier claim.

         8.6 Neither party shall be liable to the other party for any indirect, special, punitive or consequential damages.

9.       DESIGNATED CONTACT:

         9.1 Customer and Logistics Group shall furnish to each other in writing the name, address, office phone number, home phone number, email address, and special access code numbers, if any, of each employee, agent or representative of Customer or Logistics Group who is authorized to instruct Customer or Logistics Group with respect to the Services to be performed pursuant to this Agreement. Such information shall be continuously updated in writing to both parties.

         9.2 Logistics Group is entitled to rely on any instructions, without regard to the medium in which it is received by Logistics Group, which it reasonably believes have been authorized by Customer in performing the Services hereunder, including but not limited to the disposition of Goods.

10.0 RIGHT OF INSPECTION: Logistics Group reserves the right to open and inspect any carton or articles constituting Goods tendered to it for transportation management pursuant to this Agreement. Logistics Group further reserves the right to refuse transportation of any shipment pursuant to this Agreement which it reasonably believes is damaged or could cause damage to the shipment, other merchandise or the carrier's equipment, or which is improperly or insecurely packed or wrapped.

11.0 GOVERNING STATE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee.

12.0 FORCE MAJEURE. If and to the extent that either party may be precluded by acts of God, authority of laws, strikes, casualties, or failure in electrical power, heat, light, air conditioning, or communications equipment, or other causes beyond its reasonable control from performance hereunder (a "Force Majeure Event"), such performance shall be excused or delayed to the extent that it is necessitated by such Force Majeure Event. Upon the occurrence of such a Force Majeure Event, the party seeking to rely on this provision shall promptly give written notice to the other party of the nature and consequences of the Force Majeure Event. A party may terminate this Agreement if a Force Majeure Event affecting the performance of the other party has continued unremedied for more than ninety (90) days; provided that such termination shall not be deemed a termination following a default for purposes of the early termination provisions


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         referred to in Section 1.3 hereof.

13.0     REPRESENTATIONS AND WARRANTIES.

         13.1 Each party represents and warrants to the other party as follows: (a) the party is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization; (b) the party has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (c) this Agreement constitutes the valid and legally binding obligation of the party, enforceable in accordance with its terms and conditions; (d) neither the execution and delivery of this Agreement, nor the performance hereof shall (i) violate any provision of the charter, bylaws, or other governing document of the party; or (ii) conflict with, result in a breach of, or constitute a default under any other agreement or arrangement or any law, regulation, order or decree by which the party is bound; and (e) the party is not obligated to pay any brokers' or finders' fee to any person in connection with the negotiation and/or execution of this Agreement.

         13.2 THE WARRANTIES OF THE PARTIES EXPRESSLY SET FORTH IN THIS AGREEMENT ARE THE SOLE WARRANTIES MADE BY THE PARTIES AND ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, OR STATUTORY, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE. IN ANY JURISDICTION WHICH DOES NOT ALLOW THE EXCLUSION OR LIMITATION OF IMPLIED WARRANTIES, NO IMPLIED WARRANTIES SHALL EXTEND BEYOND THE TERM OF THIS AGREEMENT, TO THE MAXIMUM EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION.

14.0 NON-WAIVER; SEVERABILITY. The parties agree that a waiver of any right under this Agreement by either party on any occasion will not in any way constitute a waiver of such right or any other right in any agreement on any subsequent occasion. The parties further agree that in the event any provision of this Agreement is determined to be invalid, such invalidity will not affect the validity of the remaining portions of this Agreement, and further agree to substitute the invalid provision with a provision which most closely approximates the intent and economic effect of the invalid provision. Acceptance by Logistics Group of the amounts (or lesser amounts) payable hereunder shall not be deemed a waiver of any default hereunder.

15.0     USE IN ADVERTISING.

         15.1 Both parties agree that neither party's corporate name or logo, or the name or logo of any of its affiliated companies, shall be disclosed or advertised in any manner without prior written mutual consent. Notwithstanding the foregoing, Customer hereby grants to Logistics Group continuing permission to disclose Customer's name as a reference to any current or prospective customers of Logistics Group.

         15.2 During the term of this Agreement, Customer hereby grants to Logistics Group the limited, nonexclusive, nonassignable, and personal right and license to use Customer's name and logo and any proprietary information provided to Logistics Group hereunder, in accordance with the specific requirements of this Agreement, the Customer's written instructions or to the extent otherwise reasonably necessary or appropriate to perform the Services hereunder.

16.0     CONFIDENTIALITY.

         16.1 Confidential Information. For purposes of this Section, "Confidential Information" means any information, other than Trade Secrets (as defined in Section 16.2), that the disclosing Party or any Affiliate thereof designates as confidential, is treated by the disclosing Party as confidential or proprietary, or is subject to efforts by the disclosing Party or its Affiliates, which are reasonable under the circumstances to maintain its secrecy including, without limitation, the contents of this Agreement, the business processes or customers of the disclosing Party or its Affiliates and any and all additional confidential information of the disclosing Party that the receiving Party


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                  becomes aware as a result of the receiving Party's access to the disclosing Party's facilities or business operations. The term Confidential Information shall include (i) any notices given under this Agreement and not only written information but information transferred orally, visually, electronically or by any other means, and (ii) all information that has been disclosed to either Party by a third party that the receiving Party is obligated to treat as confidential or secret.

         16.2 Trade Secrets. For purposes of this Section, "Trade Secrets" means information, without regard to form, including, but not limited to, technical or non-technical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, or a list of actual or potential customers or suppliers which is not commonly known by or available to the public and which information (a) derives economic value, actual or potential, from not being generally known to, and not being readily ascertained by proper means by, other persons who can obtain economic value from its disclosure or use, and (b) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

         16.3 Exclusions. For the avoidance of doubt, Confidential Information and Trade Secrets (collectively, "Protected Information") shall not include:

                  16.3.1 Information that is in the public domain at the date of this Agreement;

                  16.3.2 Information that subsequently comes into the public domain, otherwise than as a result of a breach of this Agreement, but only after it has come into the public domain;

                  16.3.3 Information which the receiving Party obtains from a third party who, to the knowledge of the receiving Party, is not under any confidentiality obligation to the disclosing Party respecting such information;

                  16.3.4 Information which the receiving Party at the time of disclosure already has in its possession and which is not subject to any obligation of secrecy on its part to the other Party; or

                  16.3.5 Information which the receiving Party can show to have been independently developed by employees of the receiving Party who had no access to the information disclosed by the disclosing Party.

         16.4 Obligation of Confidentiality. In order to protect the Protected Information received by it relating to the other Party (or their respective Affiliates ) each Party must (i) exercise at a minimum the same care it would exercise to protect its own information (ii) only use the Protected Information for the purposes contemplated by this Agreement, and (iii) not use, disclose, reproduce, distribute, or otherwise disseminate such Protected Information, to any person other than in the case of Logistics Group, any third parties engaged by Logistics Group to provide Services or a portion of the Services, with such disclosure being limited to the extent required for such Parties to provide such Services, except with the prior written approval of the other Party. Any and all reproductions of Protected Information must prominently contain a confidentiality legend.

         16.5     Compelled Disclosure. The obligations contained in this
                  Section 16 shall not apply to any Protected Information, where either Party, or any person to whom it has transmitted Protected Information, becomes legally required to disclose any of the Protected Information received but the legally compelled Party shall provide the other Party with prompt written notice of that requirement so that the other Party may seek a protective order or other appropriate remedy but shall not be obligated to delay disclosure. The Party legally required to disclose Protected Information, shall only disclose that portion of the Protected Information which, in the written opinion of its legal counsel, is required to disclose.


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         16.6     Disclosure to Representatives. Each Party also agrees that it shall only disclose the Protected Information to its officers, directors, employees, agents and/or independent contractors ("Representatives") on a need-to-know basis and, in the case of independent contractors or other third parties, only after such third parties have agreed to be bound by obligations of confidentiality substantially similar to those set forth in this Section 16.

         16.7 Other Limited Disclosure. If a Party wishes to disclose Protected Information to a bona fide prospective purchaser of its business, or any part of its business which supplies or receives Services, it may disclose relevant Protected Information to the financing sources and/or the professional advisers of such prospective purchaser provided that, prior to any such disclosure, the potential purchaser, as well as its financing sources and professional advisors, agree to be bound by obligations of confidentiality substantially similar to those set forth in this Section 16 with such disclosures to be made only on a need-to-know basis for purposes of evaluating the transaction.

         16.8     Rights and Remedies.

                  16.8.1 If either Party should breach or threaten to breach any of the provisions of this Section 16, the non-breaching Party, in addition to any other remedies it may have at law or in equity, will be entitled to a restraining order, injunction, or other similar remedy in order to specifically enforce the provisions of this Section 16. Each Party specifically acknowledges that money damages alone would be an inadequate remedy for the injuries and damage that would be suffered and incurred by the non-breaching Party as a result of a breach of any of the provisions of this Section 16. In the event that either Party should seek an injunction hereunder, the other Party hereby waives any requirement for the submission of proof of the economic value of any Protected Information or the posting of a bond or any other security. In the event of a dispute between the Parties with respect to a breach of Section 16, the non-prevailing Party shall pay all costs and expenses, including, but not limited to, reasonable attorneys' fees, associated with resolving the dispute.

                  16.8.2 The receiving Party shall notify the disclosing Party immediately upon discovery of any unauthorized use or disclosure of Protected Information, or any other breach of Section 16 by the receiving Party or any Representative of the receiving Party, and will cooperate with the disclosing Party in every reasonable way to help the disclosing Party regain possession of its Protected Information and prevent its further unauthorized use or disclosure. The receiving Party shall be responsible for the acts of any Representative that are in violation of this
                           Section 16.

         16.9 Use of Residual Information. Notwithstanding anything herein to the contrary, either Party may disclose, publish, disseminate, and use Residual Information (as defined below) learned from the other Party without limitation or restriction of any type; provided, however, that neither Party shall disclose, publish, or disseminate (i) the source of Residual Information, (ii) any financial, statistical or personnel data, or (iii) the business plans of the other Party. Neither Party shall have an obligation to limit or restrict the assignment of their Representatives who have had access to the other Parties Protected Information or to pay royalties for any work resulting from the use of Residual Information. However, the foregoing shall not be deemed to grant to either Party a license under the other parties intellectual property. For purposes of this Section, "Residual Information" means Protected Information in intangible form, including ideas, concepts, know-how and techniques, retained in the memory of Representatives of the receiving Party who have had access to such information in accordance with the terms of this Agreement.

         16.10 No Grant of Rights. All Protected Information is and shall remain property of the disclosing Party. By disclosing Protected Information to the receiving Party, the disclosing Party does not grant any express or implied rights or license to the receiving Party to or under any patents, patent applications, inventions, copyrights, trademarks, trade secret information, or other intellectual property rights heretofore or hereafter possessed by the disclosing Party.

         16.11 No Warranties. NO WARRANTIES ARE MADE BY EITHER PARTY WITH RESPECT TO THE PROTECTED INFORMATION. ALL PROTECTED INFORMATION DISCLOSED HEREUNDER IS PROVIDED "AS IS." THE DISCLOSING PARTY ACCEPTS NO RESPONSIBILITY FOR ANY EXPENSES, LOSSES OR ACTIONS INCURRED OR UNDERTAKEN BY THE RECEIVING PARTY AS A RESULT OF ITS USE OF SUCH CONFIDENTIAL INFORMATION.

         16.12 Post-Termination Obligations. Following the termination of the Agreement, the receiving Party must, within ten (10) business days following receipt of a written request from the disclosing Party, deliver to the Disclosing Party all tangible materials containing or embodying the Disclosing Party's Protected Information or, at the disclosing Party's option, certify that all such materials in the receiving Party's possession have been destroyed.

         16.13 Survival of Confidentiality Restrictions. The covenants of confidentiality set forth in this Section 16 will (i) apply after the Effective Date to all Protected Information disclosed to the receiving Party before and after the Effective Date, and (ii) continue and must be maintained from the Effective Date through the termination of the Agreement and (a) with respect to Trade Secrets, at any and all times after the termination of the Agreement during which such Trade Secrets retains their status as a "trade secret" under applicable law; and (b) with respect to Confidential Information, for the shorter of a period equal to three (3) years after termination of the Agreement, or until such Confidential Information no longer qualifies as confidential under applicable law.

17.0 INDEPENDENT CONTRACTOR. Logistics Group shall act as an independent contractor under this Agreement. It shall perform its obligations under this Agreement using its own employees or agents. It shall decide on the manner and means of accomplishing those obligations and shall direct, control and supervise its employees. It shall comply with all payroll tax, withholding, social security, unemployment and related employer obligations applicable to it. Logistics Group shall not hold itself out as an agent of or in a joint venture with Customer, and Logistics Group shall have no authority to act on behalf of Customer except to the extent necessary to accomplish its obligations under this Agreement.

18.0     DISPUTE RESOLUTION.

         18.1 The parties shall use reasonable efforts to resolve any dispute, claim, or question relating to this Agreement or the breach thereof. To this effect, the parties shall consult and negotiate with each other in good faith and, recognizing their mutual interests, attempt to reach a fair and equitable resolution satisfactory to both parties.

         18.2 If one party gives written notice to the other of any such dispute relating to this Agreement or the breach hereof, then the Project or Operations Managers from each party shall meet no later than five (5) days after the date of such notice is given and shall negotiate in good faith and use their best efforts to reach, within ten (10) days after date of commencement of such meeting, a mutually agreeable resolution of the dispute or breach pursuant to the terms and conditions of this Agreement.

         18.3 If such meetings do not resolve the dispute or breach to the satisfaction of both parties within the initial 10-day period provided above, then the dispute shall be referred to the Joint Logistics Committee at its next meeting. The Joint Logistics Committee shall meet at least once in person (or its members shall all at least make themselves reasonably available for such a meeting) within ten (10) days after the expiration of such initial 10-day period or as otherwise mutually agreed, and shall negotiate in good faith and use their best efforts to resolve the dispute or breach.

         18.4 Except for claims resulting from alleged breaches of the confidentiality obligations hereunder or the infringement of patents or trademarks, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association, at a mutually agreed upon location, in accordance with its then applicable commercial arbitration rules or as otherwise mutually agreed. Both parties shall be bound by the arbitration decision, and judgment on such decision may be entered in any federal or state court of competent jurisdiction.

19.0 DEFAULT. If either party shall fail to perform the obligations imposed upon it by this Agreement, the other party shall give the defaulting party written notice, stating specifically the cause for which the notice of default is given. If, within a period of thirty (30) days after such notice with respect to non-monetary obligations and fifteen
         (15) days after such notice with respect to monetary obligations, the defaulting party does not with diligence remove and remedy the default, then the party not in default may terminate this Agreement immediately by written notice. During any period when a default has occurred and is continuing, the non-defaulting party may, but shall not be obligated to, take such steps as it reasonably deems necessary to mitigate the damages caused by such default. The right of termination by the non-defaulting party shall be in addition to all of its other rights and remedies available at law and in equity.

20.0     NOTICE OF LOSS OR DAMAGE TO GOODS.

         20.1 Customer must give Logistics Group written notice of a claim for any loss or damage to Goods. Such claim must be made within thirty (30) days after Customer is given written notice by Logistics Group that loss or damage to the Goods has occurred or Customer otherwise becomes aware that Goods have been damaged, whichever is sooner, setting out a description of the Goods, Customer's replacement costs, and any other information that Logistics Group may reasonably request.

         20.2 Logistics Group will pay, decline, or make a firm compromise settlement offer in writing to Customer within thirty (30) days after receipt of the claim.

         20.3 Logistics Group shall be entitled to request, and if so requested, Customer shall give to Logistics Group, proof of the cost of the Goods that are the subject of any claim.

21.0 TAXES. Customer agrees to pay and indemnify and hold Logistics Group harmless from and against all sales, personal property, gross receipts, excise, franchise, and business taxes imposed by any foreign, federal, state or local government or taxing authority with respect to the services performed by Logistics Group under this Agreement, except to the extent of any taxes based on the net income of Logistics Group arising out of any transaction under this Agreement. Tax liability shall include penalties, fines or interest thereon unless such penalties, fines or interest are incurred as a result of Logistics Group's failure to properly and timely comply with any tax or other similar law applicable to Logistics Group through no fault of Customer. This Section 22 does not apply to fuel taxes and third structure taxes for which Logistics Group is responsible in accordance with Exhibit B, Dedicated Services.

22.0     ASSIGNMENT.

         22.1 The rights and obligations of the parties under this Agreement may not be transferred or assigned to a third party or heirs by either party without the prior written consent of the other party. However, Logistics Group may transfer all or part of its rights and/or obligations under this Agreement to one or more of it affiliates upon prior written notice to Customer, and such transfer will become effective immediately, unless legitimate written objections are made by Customer within five
                  (5) business days of notification.

         22.2 Any subcontracting of the Services by Logistics Group shall not be deemed as an assignment.

23.0 NOTICES. Any notice required or permitted to be given hereunder shall, except where specifically provided otherwise, be given in writing to the person listed below by personal delivery, UPS Next Day Air(R) or other reputable overnight courier service, or UPS(R) Document Exchange(SM) service, such as UPS

         Online(R) Courier(SM) or a successor service ("UPS(R) Document Exchange(SM)"). The date of such notice shall be deemed as follows: the date upon which such notice is so personally delivered; if by UPS Next Day Air(R) or other courier service, the date of receipt at the designated address; or if by UPS(R) Document Exchange(SM), the date of delivery, irrespective of the date appearing thereon:

                  To Logistics Group:

                  Susan L. Sullivan
                  Contracts Manager
                  990 Hammond Drive, Suite 400
                  Atlanta, GA  30328
                  Phone: 770/206-4208
                  Fax:  770/206-4444
                  Email: slsullivan@upslogistics.com

                  To Customer:

                  William B. Orellana
                  Director, Corporate Transportation
                  Tractor Supply Company
                  320 Plus Park Blvd.
                  Nashville, Tennessee  37217
                  Phone:  615/366-4617
                  Fax:  615/324-4101
                  Email: borellana@tractorsupply.com

24.0 SOLICITATION OF PERSONNEL. During the term of this Agreement and for a period of two (2) years after the expiration or termination thereof, neither party to this Agreement (including the affiliates, successors and assigns of each party) shall Actively Solicit the employment of any employee of the other party, which employee was engaged in the performance of this Agreement. For purposes of this Agreement, "Actively Solicit" means to initially call or to initiate contact in any other manner with an employee of the other party for the purpose of inducing such employee to leave his or her present position, but such term shall not include as wrongful any contact with, interview or hiring of those employees who (a) have answered standard advertisements, (b) have already resigned their positions without inducement by the other party, or (c) initiate the contact with the other party regarding employment with that party.

25.0     HAZARDOUS SUBSTANCES.

         25.1 For purposes of this agreement, "Hazardous Substances" shall mean any hazardous substance, material, pollutant, contaminant, petroleum, used oil or used antifreeze, or any fraction thereof which may be incidentally contained in the Goods, as such terms are defined under applicable federal, state, or local statutes, regulations, or ordinances.

         25.2 Logistics Group reserves the right to refuse Hazardous Substances for transportation if, in its reasonable determination, it cannot safely transport such Hazardous Substances in accordance with all applicable federal and state laws and regulations. If Logistics Group accepts for transportation Hazardous Substances, including but not limited to hazardous materials as defined by the U.S. DOT, such Hazardous Substances must be accompanied by a full written declaration of their nature and contents, and be properly and safely packed as directed by Customer in accordance with all federal and state laws and regulations. Customer warrants that the Hazardous Substances will be fit and safe to be carried in the condition in which they are tendered for transportation.

         25.3 Logistics Group reserves the right to take whatever action it reasonably deems necessary, at Customer's expense, in the absence of prior written notice from Customer, if it reasonably suspects that any of Customer's Hazardous Substances may become a danger to any other goods handled by Logistics Group or freight in transit, or to be moved in transit, or may become a danger to

                  Logistics Group's equipment, property, its employees, servants or agents. Logistics Group agrees that it will use all reasonable efforts to notify Customer's designated hazardous materials compliance officer before taking any such action and to coordinate its actions with all reasonable directions and requests of such officer.

         25.4 Customer does not expect, and this Agreement does not contemplate, that Logistics Group will arrange for the pick-up or transportation of any hazardous waste as defined in the Resource Conservation and Recovery Act ("RCRA") or any other federal, state or local laws or regulations governing the transportation of hazardous waste.

         25.5 All title, risk of loss, and other incidents of ownership to the Hazardous Substances, in relation to the services performed in accordance with this Agreement, shall at all times be vested in Customer.

         25.6 Customer assumes full responsibility for and shall indemnify, defend, and hold harmless Logistics Group, its carriers, and the directors, officers, employees and agents, and all persons acting on behalf of each of those companies, from and against any and all losses, claims, obligations, liens, encumbrances, liabilities, penalties, causes of action, damages, costs, attorney fees, and expenses ("Losses") in connection with Logistics Group's handling of Hazardous Substances in accordance with this Agreement, including, without limitation, injury, disease or death of persons and/or damage to or destruction of any property or contamination of or adverse effect on humans, animals, aquatic life, or the environment, including (a) any contamination, damage or destruction to Logistics Group's facilities, caused by or connected with any Hazardous Substances generated from the Goods; (b) any act or omission of Customer relative to the management of said Hazardous Substances; and (c) any breach by Customer of any of the terms and provisions of this Section; provided, however, that the foregoing obligation of Customer shall not apply to the extent such Losses are due to or arise from the negligent act(s) or omission(s) to act or intentional misconduct of Logistics Group, its carriers, including but not limited to United Parcel Service, Inc., and the directors, officers, employees and agents and all persons acting on behalf of those companies ("Logistics Group Affiliates").

26.0     INTELLECTUAL PROPERTY RIGHTS.

         26.1 Logistics Systems. Logistics Group may deem it necessary, in the course of performing the Services, to use certain information systems, such as, but not limited to, Logistics Group's proprietary software and computer systems (such information systems being the "Logistics Systems"). For the duration of this Agreement Logistics Group hereby grants to the Customer non-exclusive, royalty free, worldwide license to use the Logistics Systems. Customer agrees it will not sell, copy in whole or in part, except for an archival copy or copies made in the course of automatic backups, modify, reverse engineer, decompile or dissemble the Logistics Systems. Customer shall restrict access by Customer's employees and agents to the Logistics Systems such that only those employees and agents who are authorized by Logistics Group to use the Logistics Systems are granted access thereto. Logistics Systems are owned by Logistics Group or its suppliers who shall at all times retain all rights, title and interest therein. Upon the effective date of termination of this Agreement, Customer's license to use the Logistics Systems shall automatically terminate unless such license is expressly extended by Logistics Group. Customer shall certify in writing to Logistics Group that no other copies of the Logistics Systems, or any portion thereof, remain in Customer's possession.

         26.2 Intellectual Property Rights of Logistics Group. Nothing in this Agreement shall be construed as granting to Customer any rights to the Logistics Systems except the license rights granted in Section 26.1 above or otherwise pursuant to this Agreement.

         26.3     Work Product.

                  26.3.1 Logistics Group acknowledges and agrees that work product that Logistics Group creates as a result of this Agreement or in performing the Services under this Agreement to the extent such work product is specifically commissioned and paid for by Customer or otherwise incorporates Customer's Protected Information (the "Customer Work Product") shall be "work made for hire" within the meaning of the United States Copyright Act and as such shall be and remain the exclusive property of Customer. Without limiting the foregoing, to the maximum extent permitted by applicable law, all data, information and reports (and all rights therein and thereto, including copyrights), whether produced by or as a result of the performance of Logistics Group of its obligations, to the extent they contain information provided by Customer to Logistics Group regarding Customer's (i) purchase, transportation, handling, storage, sale or other disposition of Goods, (ii) management practices and policies, or (iii) financial position or results, shall be the exclusive property of Customer. Upon termination of this Agreement for any reason, Logistics Group agrees to turn over all Customer Work Product then in its possession or control to Customer.

                  26.3.2 Customer acknowledges and agrees that Logistics Group shall own all other work product that Logistics Group creates as a result of this Agreement or in performing the Services under this Agreement. Without limiting the foregoing, to the maximum extent permitted by applicable law, the Logistics Systems, and all specifications, programs, source code, object code, algorithms, documentation, diagrams and flow charts and any other tangible or intangible machine readable or human readable materials of any type whatsoever (and all rights therein and thereto, including copyrights), whether produced by or as a result of the performance of Logistics Group of its obligations, which are incorporated in or related to the Logistics Systems, or development thereof, shall be the exclusive property of Logistics Group, excluding only the Customer Work Product. As of the moment of creation of such Logistics Systems, or any phase of the development thereof, Logistics Group shall have the sole right, title and interest of any kind, nature or description in and to such Logistics Systems, including copyrights. Except for the license right granted in Section 27.1, no rights of any kind to the Logistics Systems, including but not limited to use, license or ownership rights, are conveyed to Customer by Logistics Group. Customer shall not copy, sell, publish, disclose, display, reverse engineer, use for its own purposes or make available to any third party any of content of the Logistics Systems in whatever form or reproduction, without the prior written consent of Logistics Group.

         26.4 Individual Property. All other data, specifications, computer programs, documentation and other materials that are (i) developed or provided by either Party, (ii) not described in Sections 26.1, 26.2, or 26.3 above and (iii) utilized in performing this Agreement ("Individual Property") shall be and remain the property of the developing or providing Party and may not be sold, transferred, disseminated, or conveyed by the other Party to any other entity or used other than in the performance of this Agreement (or any resulting agreement) without the express written permission of the developing/providing Party. Unless otherwise agreed between the Parties, all such Individual Property shall be returned to the developing/providing Party by the other Party promptly upon termination of this Agreement, or as soon thereafter as practicable.

         26.5 This Section shall survive termination or expiration of this Agreement.

27.0     CURRENCY FLUCTUATION.

         27.1 Logistics Group will bill all service fees ("Service Fees") under this Agreement in U.S. dollars.

         27.2 The currency exchange rate ("Billing Exchange Rate") will be determined by reference to The Wall Street Journal on the last business day of each month. Logistics Group will apply the Billing

                  Exchange Rate to the foreign currency fee schedule to determine the U.S. Dollar invoice amounts of the Service Fees. Logistics Group will be responsible for administering and reviewing the currency conversion with Customer having the right to review all conversions. Logistics Group will include on each invoice the Billing Exchange Rate used to determine the conversion.

28.0 LICENSES. Except as may be otherwise provided in this Agreement, Logistics Group, at its sole cost and expense, shall procure and maintain all licenses and permits and pay all taxes, including receipts taxes, required by any local, state, or federal authorities associated with the Services performed hereunder.

29.0 SHARED SAVINGS PROGRAM: Logistics Group agrees to guarantee to Customer certain transportation cost savings, as more fully set out in Exhibit B (Section 6.0) and Exhibit D. In consideration of these guarantees, Customer agrees to participate in the Shared Savings Program as more fully set out in Exhibit E.

30.0 ENTIRE AGREEMENT AND AMENDMENTS. This Agreement and any attachment hereto set forth the full and complete understanding of the parties with respect to the matters herein, and each supersedes any and all agreements and representations between the parties made or dated prior to the Effective Date. This Agreement can only be modified or amended in writing and signed by each of the parties.


IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their authorized representatives as of the Effective Date.

UPS LOGISTICS GROUP, INC.                      TRACTOR SUPPLY COMPANY


By: /s/ James P. Thompson                      By: /s/ Larry Goldberg
    ---------------------------------------       ------------------------------

Name: James P. Thompson                        Name: Larry Goldberg
      -------------------------------------          ---------------------------

Title: Sr. VP & COO Transportation Services    Title: Vice President-Logistics
       ------------------------------------          ---------------------------

                                    EXHIBIT A

                              DESCRIPTION OF GOODS


The Goods to be tendered under this Agreement include the following:

Animal and pet products, lawn and garden products, light truck and towing equipment, general maintenance products and work ware including clothing and boots.

                                    EXHIBIT B
                     TO TRANSPORTATION MANAGEMENT AGREEMENT
                                     *******
                               DEDICATED SERVICES

1.0      SHIPMENTS

         1.1 Subject to the terms and conditions contained in this Exhibit and the applicable Schedules, Customer agrees to tender to Logistics Group such Goods as Customer in its sole discretion may determine for transportation by Logistics Group to points identified in the applicable Schedules, and Logistics Group agrees to accept and deliver the Goods promptly and efficiently at Customer's direction in accordance with the rates and charges set forth in the applicable Schedules. Customer shall designate the point of origin and destination for each shipment and shall stipulate the point or points where stop-offs, if any, shall be made for partial unloading. Such designation shall be shown on Customer's bill of lading to be provided to Logistics Group.

         1.2 Each shipment shall be evidenced by a receipt in the form specified by Customer, signed by both Logistics Group and the consignee, or as otherwise directed by Customer. The receipt shall specify the kind and quantity of Goods that Logistics Group received and delivered at each loading and unloading point.

2.0      EQUIPMENT

         2.1 Logistics Group agrees to provide and keep available during the term of this Exhibit those vehicles specified in the applicable Schedule for the transportation of the Goods. Execution of a Schedule hereto shall constitute Customer's authorization to Logistics Group to acquire and/or transfer for use under the applicable Schedule the vehicles listed therein. Such vehicles shall be collectively referred to in this Exhibit as the "Equipment." Customer agrees to compensate Logistics Group for providing and keeping the Equipment available solely and exclusively for the movement of the Goods during the term of this Exhibit and pursuant to the applicable Schedule.

         2.2 Should any of the Equipment not be available due to breakdown or preventive maintenance servicing, Logistics Group will provide suitable substitute equipment (within four hours after notification) at no additional cost to Customer.

         2.3 Logistics Group shall, during the term of this Exhibit, maintain the Equipment in good repair, mechanical condition and appearance, and furnish all tires and other parts required for the safe and efficient operation and maintenance of the Equipment. Logistics Group shall pay all expenses, including the expense of road service and repair, in connection with the use and operation of the Equipment, unless otherwise specified in a Schedule.

         2.4 Should Logistics Group and Customer determine that Customer requires Equipment in addition to that set forth in any Schedule ("Extra Equipment") for Logistics Group's performance of Services, the Extra Equipment charges shall be as set forth in an amended Schedule agreed to by Logistics Group and Customer.

         2.5 Customer acknowledges that Logistics Group may make deliveries on Customer's behalf to locations that are unattended by the consignee, or which otherwise will not have authorized persons available to sign the delivery document for the Goods at time of delivery. Logistics Group shall only be liable for the loss or damage to any Goods once the Goods have been delivered to any location as directed by Customer if such loss is the direct result of Logistics Group's negligence or willful misconduct.

         2.6 Logistics Group shall follow Customer's reasonable directives with respect to the appearance of the Equipment, including, without limitation, by displaying Customer's name and logo on the Equipment in such manner as Customer may from time to time reasonably request.

3.0 EARLY TERMINATION. If Customer terminates this Exhibit for any reason other than a default by Logistics Group, or if Logistics Group terminates this Exhibit for reason of a default by Customer, any time after the Effective Date, Customer will be responsible to Logistics Group for the unexpired portion of the cost of any permits, bonds, taxes, and unusable licenses associated with the Equipment identified on Schedule "A", and the cost for removal of any customized lettering or identification marking from the Equipment. Customer shall have the option to purchase the Equipment at the actual book value ("Book Value") established by the lessor or title holder of the Equipment (the "Lessor"). If Customer does not exercise this option, Logistics Group agrees to use all reasonable commercial efforts to redeploy the Equipment in its business. If Logistics group is unable to redeploy the Equipment, Customer agrees to pay Logistics Group for any "loss" on the Equipment. For purposes of this Agreement, any such "loss" shall be equal to the difference in the actual amount received for the sale of the Equipment by the Lessor and the Book Value of the Equipment, as determined by the Lessor, at the time the Equipment is sold to a third party.

4.0 OPERATING PARAMETERS. The following Operating Parameters shall apply to all Schedules hereto, unless otherwise provided in a Schedule.

         4.1      Logistics Group to Provide:

                  4.1.1 Drivers who meet all legal and regulatory requirements

                  4.1.2    All fuel, tractor maintenance, and road services

                  4.1.4 Benefits, workers' compensation, holiday, vacation pay and payroll taxes for Logistics Group employees

                  4.1.5    Cost for third-structure and out-of-balance fuel tax

                  4.1.6 One full-time National Account Manager (who will be employed for Dedicated and Transportation Management Services)

                  4.1.7    Load securing equipment such as load restraints

         4.2      CUSTOMER TO PROVIDE:

                  4.2.1    Trailers and trailer maintenance

                  4.2.2    Loading of trailers for outbound

                  4.2.3    Location to store trailers when not in use

                  4.2.4 Required documentation for pick-up, transport, and delivery

                  4.2.5 Tolls, scale fees and lumper fees (subject to Customer's prior approval)

                  4.2.6 Material handling equipment necessary for loading and unloading at crossdock facilities and Customer's retail locations

                  4.2.7 Customer will provide electronic order entry as necessary

                  4.2.8 Utilities and maintenance for Customer's facility

                  4.2.9 On-site office space for Logistics Group employees

         4.3      OPERATIONAL ASSUMPTIONS

                  4.3.1    Loads are multiple stops

                  4.3.2    Freight is palletized and loose

                  4.3.3    Each stop is allotted a one-hour period

                  4.3.4 The data provided by Customer was accurate and representative of its transportation needs at the time of issuance.

                  4.3.5 Drivers will operate within the legal limits as prescribed by state and federal agencies

                  4.3.7 Driver and tractor will be available to Customer as follows:

                           - Truck is available to dispatch 24 hours a day Sunday through Saturday

                           -        System to operate 52 weeks per year

                           - Delivery windows are 24 hours per day Sunday through Saturday

                           - Drivers will be responsible for unloading trailers at Customer's retail stores in the usual and customary manner

                           -        Tractors rates based on a three-year term

5.0 SUPPLEMENTAL CHARGES: In addition to the rates and charges set forth in the Schedules, Logistics Group shall, and Customer agrees to pay, the following supplemental charges, when applicable:

         5.1 Fuel is included and pegged at ****** per gallon. Any increase or decrease in fuel charges (including all applicable taxes) will be billed or credited to Customer. Fuel will be reconciled on a monthly basis.

         5.2      Additional tractors: ****** per tractor for each day in use

         5.3 Additional trailers: ****** per day for each trailer obtained by Logistics Group

         5.4 Additional drivers or clerks: ****** per day per driver or clerk, plus applicable charges as stated in the variable charges section of the Schedules attached hereto, subject to Logistics Group availability; if not available, to a mutually acceptable amount agreed to by the parties.

         5.5 Permits, licenses, and heavy vehicle use, excise, and personal property taxes which exceed ****** in any given year: billed at cost


6.0      EMPTY MILES GUARANTEE

         6.1      Definitions

                  6.1.1 Empty Miles are defined as the miles on dedicated routes where no Goods are in transit other than routes that are dedicated to feed deliveries or to miles associated with feed pick-ups or as directed by Customer.

                  6.1.2 Loaded Miles are defined as any miles on Logistics Group dedicated routes when the truck is loaded with third-party backhauls, store product, return to vendor ("RTV"), or store transfers. RTV trips will be considered Loaded Miles for both the scheduled day for a store and for any unscheduled RTV that is requested by Customer or a third party approved by Customer.

         6.2      Guarantee

                  6.2.1 Logistics Group will guarantee that Customer's annual Empty Miles will be ****** percent (******) or less of Customer's total system miles, excluding routes that are dedicated to feed deliveries and miles associated with feed pick-ups as directed by Customer. Logistics Group will waive ****** per mile (one half of the average variable cost per mile) for all eligible miles above the ****** guarantee; provided, however, that Logistics Group will only be liable for actual Empty Miles as defined in this Section.

                  6.2.2 Logistics Group will conduct a quarterly review of the Empty Miles with Customer and shall reconcile Empty Miles, for purposes of the Empty Guarantee described in Section 6.2.1, on the annual anniversary date of this Agreement.

         6.3      Assumptions for Empty Mile Guarantee

                  6.3.1 Customer will provide to Logistics Group store delivery volumes by noon one day prior to shipping date.

                  6.3.2 Customer will comply with routes provided by Logistics Group, unless otherwise agreed to in writing by the parties including but not limited to hot loads or trips requested to be delivered or picked up by Customer.


* Subject to a confidential treatment request of Tractor Supply Company dated August 13, 2001.

                  6.3.3 Shipments must be available for dispatch by earliest preferred dispatch time of all stores on a route.

                  6.3.4 Trips requested by Customer to be delivered by Equipment other than recommended by Logistics Group, or which are outside the parameters of the Operating Assumptions, will not be included the calculation of Empty Miles.

                  6.3.5

                                   SCHEDULE 1
                            SYSTEM ASSUMPTION/CHARGES
                                 OMAHA, NEBRASKA


                     [This Schedule 1 supercedes Schedule A
                 Schedule of Charges dated November 13, 2000.]

1.0      ASSUMPTIONS

         1.1      LOGISTICS GROUP TO PROVIDE

                  1.1.1 ****** tandem axle conventional sleeper tractors equipped with HighwayMaster(R) computers

                  1.1.2 ****** full-time drivers meeting Logistics Group qualifications

                  1.1.3 ****** full-time manager, ****** full-time dispatcher, and ****** full-time clerk to be based at Customer's facility

                  1.1.4    One routing software package and software training

                  1.1.5    Daily dispatch and routing instructions and schedules

                  1.1.6 Tools of the trade to allow Logistics Group to perform normal and customary business as mutually agreed upon.

1.2      OPERATIONAL ASSUMPTIONS

                  1.2.1 Outbound loads will be truckload ("TL") and Less than truckload ("LTL")

                  1.2.2    Drivers will operate in single and team operation

                  1.2.3 Driver and tractor will be available to Customer as follows:

                           - Truck is available to dispatch 24 hours per day Sunday through Saturday

                           -        System to operate 52 weeks per year

                           - Delivery windows are 24 hours per day Sunday through Saturday

                           - Drivers will be responsible for unloading trailers at Customer's retail stores

                           -        Tractors rates based on a three-year term

2.0      SCHEDULE OF CHARGES

         2.1 FIXED CHARGES (MANAGEMENT, EQUIPMENT, MAINTENANCE, AND IS-RELATED COSTS): ****** per week.

         2.2      VARIABLE CHARGES

                  2.2.1    OVER THE ROAD (TRIPS IN EXCESS OF ***** ROUND TRIP
                           MILES)

                           -        Single mileage charge based on PC Miler
                                    Practical: ***** per mile, plus ***** per stop (includes labor, equipment, maintenance, and fuel expenses).

                           -        Team Mileage charge based on PC Miler
                                    Practical: ***** per mile, plus ***** per team stop (includes labor, equipment, maintenance, and fuel expense).

                  2.2.2 LOCAL (TRIPS OF LESS THAN 150 ROUND TRIP MILES) - OMAHA LOCAL

                           -        ***** per mile, plus ***** per hour for
                                    drivers.

                           - Overtime Charge after 40 hours per driver per week will be charged at ***** per hour for drivers.

                  2.2.3    LOCAL (TRIPS OF LESS THAN 150 ROUND TRIP MILES)

                           -        ***** per mile, plus ***** per hour for
                                    drivers.

                           - Overtime Charge after 40 hours per driver per week will be charged at ***** per hour for drivers.

                  2.2.4    HOURLY CHARGE

                           - The fixed charge includes one clerk and 40 hours of labor. If the permanent clerk works in excess of 40 hours, the rate will be ****** per hour.

                           - Extra clerks shall be charged at ****** per hour straight time and ****** per hour overtime in excess of 40 hours.

* Subject to a confidential treatment request of Tractor Supply Company dated August 13, 2001.

2.2.5    SUPPLEMENTAL CHARGES

         - Detention (after two hours free time at each delivery and three hours at each vendor): ****** per each 15 minutes or ****** per hour. Driver will notify dispatcher after one hour for assistance (when practical).

         -        Fuel is included and pegged at ****** per gallon.


* Subject to a confidential treatment request of Tractor Supply Company dated August 13, 2001.

                                    SCHEDULE 1
                                     EQUIPMENT

                       TRACTOR SUPPLY COMPANY - OMAHA, NE


          EQUIPMENT TO BE DETERMINED AND MUTUALLY AGREED TO IN WRITING.



===============================================================================
This Schedule shall commence on the date the first Equipment listed on this
Schedule 1 is placed into service and shall continue thereafter for a period of 36 months from the date the last equipment on this Schedule 1 is dispatched.
===============================================================================

TRACTOR SUPPLY COMPANY              UPS LOGISTICS GROUP, INC.

By:  /s/ Larry Goldberg             By:    /s/ James P. Thompson
    ----------------------------          --------------------------------------

Title:  Vice President-Logistics    Title:  Sr. VP & COO Transportation Services
       -------------------------           -------------------------------------

Date:  May 9, 2001                  Date:  May 14, 2001
      --------------------------          --------------------------------------

                                   SCHEDULE 1
                                    EQUIPMENT

                       TRACTOR SUPPLY COMPANY - OMAHA, NE

----------------------------------------------------------------------------------------------------------------------
Equipment   Date in       Contract        Year &                       Model &                 Original       Monthly
Number      Service        Term           Make                          Type                    Value      Depreciation
----------------------------------------------------------------------------------------------------------------------
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                    Century

===============================================================================
This Schedule shall commence on the date the first Equipment listed on this
Schedule 1 is placed into service and shall continue thereafter for a period of 36 months from the date the last equipment on this Schedule 1 is dispatched.
===============================================================================



TRACTOR SUPPLY COMPANY                        UPS LOGISTICS GROUP, INC.

By:                                           By:
       --------------------------------          ------------------------------

Name:                                         Name:
       --------------------------------            ----------------------------

Title:                                        Title:
       --------------------------------             ---------------------------

Date:                                         Date:
       --------------------------------             ---------------------------




* Subject to a confidential treatment request of Tractor Supply Company dated August 13, 2001.

                                   SCHEDULE 2
                            SYSTEM ASSUMPTION/CHARGES
                               PENDLETON, INDIANA

 [This Schedule supercedes Appendix A Schedule of Charges dated April 1, 2000.]

1.0      ASSUMPTIONS

         1.1      LOGISTICS GROUP TO PROVIDE

                  1.1.1 ****** tandem axle conventional sleeper tractors equipped with HighwayMaster(R) computers

                  1.1.2 ****** full-time drivers meeting Logistics Group qualifications

                  1.1.3 ****** full-time manager. ****** full-time dispatcher, ****** full-time yard switchers, and ****** full-time clerks based at Customer's facility

                  1.1.4    One routing software package and software training

                  1.1.5    Daily dispatch and routing instructions and schedules

                  1.1.6 Tools of the trade to allow Logistics Group to perform normal and customary business as mutually agreed upon.

1.2      OPERATIONAL ASSUMPTIONS

                  1.2.1 Outbound loads will be truckload ("TL") and Less than truckload ("LTL")

                  1.2.2    Drivers will operate in single and team operation

                  1.2.3 Driver and tractor will be available to Customer as follows:

                  - Truck is available to dispatch 24 hours per day Sunday through Saturday

                  -        System to operate 52 weeks per year

                  - Delivery windows are 24 hours per day Sunday through Saturday

                  - Drivers will be responsible for unloading trailers at Customer's retail stores

                  -        Tractors rates based on a three-year term

2.0      SCHEDULE OF CHARGES

2.1 FIXED CHARGES (MANAGEMENT, EQUIPMENT, MAINTENANCE, AND IS-RELATED COSTS): ****** per week.

2.2      VARIABLE CHARGE

         2.2.1    OVER THE ROAD (TRIPS IN EXCESS OF 150 ROUND TRIP MILES)

                  -        Single mileage charge based on PC Miler Practical:
                           ****** per mile, plus ****** per stop (includes labor, equipment, maintenance, and fuel expenses).

                  -        Team Mileage charge based on PC Miler Practical:
                           ****** per mile, plus ****** per team stop (includes labor, equipment, maintenance, and fuel expenses).

                  - ****** per Purina Stop (includes labor, equipment, maintenance, and fuel expenses).

         2.2.2    LOCAL (TRIPS OF LESS THAN 150 ROUND TRIP MILES)

                  -        ****** per mile, plus ****** per hour for drivers.

                  - Overtime Charge after 40 hours per driver per week will be charged at ****** per hour for drivers.

         2.2.3    HOURLY CHARGES

                  - The fixed charge includes two clerks and eighty (80) hours of labor. If the permanent clerks work in excess of 80 hours, the rate will be ****** per hour. Extra clerks shall be charged at ****** per hour straight time and ****** per hour overtime in excess of 40 hours.

                  - The fixed charge includes two switchers and 80 hours of labor. If the permanent switchers work in excess of 80 hours, the rate will be ****** per hour. Extra

* Subject to a confidential treatment request of Tractor Supply Company dated August 13, 2001.

                           switchers shall be charged at ****** per hour straight time and ****** per hour overtime in excess of 40 hours.

                  2.2.4    SUPPLEMENTAL CHARGES

                           - Detention will occur after two hours free time at each delivery and three hours at each vendor, and will be charged at ****** per each 15 minutes. Driver will notify dispatcher after one hour for assistance (when practical).

                           -        Fuel is included at ****** per gallon.

* Subject to a confidential treatment request of Tractor Supply Company dated August 13, 2001.

                                   SCHEDULE 2
                                    EQUIPMENT

                     TRACTOR SUPPLY COMPANY - PENDLETON, IN


         Equipment to be determined and mutually agreed to in writing.

================================================================================
This Schedule shall commence on the date the first Equipment listed on this
Schedule 2 is placed into service and shall continue thereafter for a period of 36 months from the date the last equipment on this Schedule 2 is dispatched.
================================================================================

TRACTOR SUPPLY COMPANY                        UPS LOGISTICS GROUP, INC.

By:  /s/ Larry Goldberg                       By:  /s/ James P. Thompson
    ---------------------------------            -------------------------------

Title:  Vice President-Logistics              Title:  Sr. VP & COO
       ------------------------------                 Transportation Services
                                                    ----------------------------

Date:  May 9, 2001                            Date:  May 14, 2001
      -------------------------------              -----------------------------

                                   SCHEDULE 2
                                    EQUIPMENT

                     TRACTOR SUPPLY COMPANY - PENDLETON, IN

-------------- --------- ---------- ------------------------- ------------------------------ ------------- -------------
  Equipment    Date in   Contract            Year &                      Model &               Original      Monthly
   Number      Service     Term               Make                        Type                  Value      Depreciation
-------------- --------- ---------- ------------------------- ------------------------------ ------------- -------------

                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century
                            36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******        ******
                                    Century


===============================================================================
This Schedule shall commence on the date the first Equipment listed on this
Schedule 2 is placed into service and shall continue thereafter for a period of 36 months from the date the last equipment on this Schedule 2 is dispatched.
===============================================================================

TRACTOR SUPPLY COMPANY                        UPS LOGISTICS GROUP, INC.

By:                                           By:
      -------------------------------            -------------------------------

Name:                                         Name:
      -------------------------------              -----------------------------

Title:                                        Title:
       ------------------------------               ----------------------------

Date:                                         Date:
      -------------------------------              -----------------------------

* Subject to a confidential treatment request of Tractor Supply Company dated August 13, 2001.

                                   SCHEDULE 3

                            SYSTEM ASSUMPTION/CHARGES

                           Rural Hall, North Carolina

         [This Schedule supercedes Appendix A Schedule of Charges dated
                               November 6, 2000.]

1.       ASSUMPTIONS

         1.0      LOGISTICS GROUP TO PROVIDE

                  1.1.1 ****** tandem axle conventional sleeper equipped with HighwayMaster(R) computers

                  1.1.2 ****** full-time drivers meeting Logistics Group qualifications

                  1.1.3 ****** full-time manager and ****** full-time clerk based at Customer's facility

                  1.1.4    One routing software package

                  1.1.5    Daily dispatch and routing instructions and schedules

                  1.1.6 Tools of the trade to allow Logistics Group to perform normal and customary business as mutually agreed upon.

         1.2      OPERATIONAL ASSUMPTIONS

                  1.2.1 Outbound loads will be truckload ("TL") and Less than truckload ("LTL")

                  1.2.2    Drivers will operate in single operation

                  1.2.3 Driver and tractor will be available to Customer as follows:

                           - Truck is available to dispatch 24 hours per day Sunday through Saturday

                           -        System to operate 52 weeks per year

                           - Delivery windows are 24 hours per day Sunday through Saturday

                           - Drivers will be responsible for unloading trailers at Customer's retail stores

                           -        Tractors rates based on a three-year term


2.0      SCHEDULE OF CHARGES

         2.1 FIXED CHARGES (MANAGEMENT, EQUIPMENT, MAINTENANCE, AND IS-RELATED COSTS): ****** per week.

         2.2      VARIABLE CHARGES

                  2.2.1    OVER THE ROAD (TRIPS IN EXCESS OF 150 ROUND TRIP
                           MILES)

                           -        Single mileage charge based on PC Miler
                                    Practical: ****** per mile, plus ****** per stop (includes labor, equipment, maintenance, and fuel expenses).

                  2.2.2    LOCAL (TRIPS OF LESS THAN 150 ROUND TRIP MILES)

                           - ****** per mile, plus ****** per hour for drivers.

                           - Overtime Charge after 40 hours per driver per week will be charged at ****** per hour for drivers.

                  2.2.3    HOURLY CHARGE

                           - The fixed charge includes one clerk and 40 hours of labor. If the permanent clerk works in excess of 40 hours, the rate will be ****** per hour. Extra clerks shall be charged at ****** per hour straight time and ****** per hour overtime in excess of 40 hours.

                  2.2.4    SUPPLEMENTAL CHARGES

                           - Detention will occur after two hours free time at each delivery and three hours at each vendor, and will be charged at ****** per each 15 minutes, or ****** per hour. Driver will notify dispatcher after one hour for assistance (when practical).

                           -        Fuel is included at ****** per gallon.


* Subject to a confidential treatment request of Tractor Supply Company dated August 13, 2001.

                                   SCHEDULE 3
                                   EQUIPMENT

                    TRACTOR SUPPLY COMPANY - RURAL HALL, NC
         Equipment to be determined and mutually agreed to in writing.

===============================================================================
This Schedule shall commence on the date the first Equipment listed on this
Schedule 3 is placed into service and shall continue thereafter for a period of 36 months from the date the last equipment on this Schedule 3 is dispatched.
===============================================================================


TRACTOR SUPPLY COMPANY              UPS LOGISTICS GROUP, INC.


By:  /s/ Larry Goldberg             By:  /s/ James P. Thompson
    -----------------------------       ---------------------------------------

Title: Vice President-Logistics     Title: Sr. VP & COO Transportation Services
       --------------------------          ------------------------------------

Date:  May 9, 2001                  Date:  May 14, 2001
      ---------------------------         -------------------------------------

                                   SCHEDULE 3
                                   EQUIPMENT

                    TRACTOR SUPPLY COMPANY - RURAL HALL, NC

---------------------------------------------------------------------------------------------------------------------------
Equipment       Date in        Contract        Year &                       Model &                 Original      Monthly
Number          Service          Term           Make                         Type                    Value     Depreciation
---------------------------------------------------------------------------------------------------------------------------
                                 36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                         Century
                                 36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                         Century
                                 36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                         Century
                                 36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                         Century
                                 36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                         Century
                                 36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                         Century
                                 36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                         Century




===============================================================================
This Schedule shall commence on the date the first Equipment listed on this
Schedule 3 is placed into service and shall continue thereafter for a period of 36 months from the date the last equipment on this Schedule 3 is dispatched.
===============================================================================


TRACTOR SUPPLY COMPANY                      UPS LOGISTICS GROUP, INC.

By:                                         By:
   -----------------------------------         --------------------------------

Name:                                       Name:
     ---------------------------------           ------------------------------

Title:                                      Title:
      --------------------------------            -----------------------------

Date:                                       Date:
     ---------------------------------           ------------------------------


* Subject to a confidential treatment request of Tractor Supply Company dated August 13, 2001.

                                   SCHEDULE 4
                           SYSTEM ASSUMPTION/CHARGES
                                  WACO, TEXAS

This Schedule supercedes Appendix A Schedule of Charges dated November 13,
2000.

1.0      ASSUMPTIONS

         1.1      LOGISTICS GROUP TO PROVIDE

                  1.1.1 ****** tandem axle conventional sleeper tractors equipped with HighwayMaster(R) computers

                  1.1.2 ****** full-time drivers meeting Logistics Group qualifications

                  1.1.3 ****** full-time manager, ****** full-time yard switcher, and ****** full-time clerk based at Customer's facility

                  1.1.4    One routing software package and software training

                  1.1.5 Daily dispatch and routing instructions and schedules

                  1.1.6 Tools of the trade to allow Logistics Group to perform normal and customary business as mutually agreed upon.

         1.2      OPERATIONAL ASSUMPTIONS

                  1.2.1 Outbound loads will be truckload ("TL") and Less than truckload ("LTL")

                  1.2.2    Drivers will operate in single operation

                  1.2.3 Driver and tractor will be available to Customer as follows:

                           - Truck is available to dispatch 24 hours per day Sunday through Saturday

                           -        System to operate 52 weeks per year

                           - Delivery windows are 24 hours per day Sunday through Saturday

                           - Drivers will be responsible for unloading trailers at Customer's retail stores

                           -        Tractors rates based on a three-year term

2.0   SCHEDULE OF CHARGES

         2.1 FIXED CHARGES (MANAGEMENT, EQUIPMENT, MAINTENANCE, AND IS-RELATED COSTS): ****** per week.

         2.2      VARIABLE CHARGE

                  2.2.1    OVER THE ROAD (TRIPS IN EXCESS OF 150 ROUND TRIP
                           MILES)

                           -        Single mileage charge based on PC Miler
                                    Practical: ****** per mile, plus ****** per stop (includes labor, equipment, maintenance, and fuel expenses).

                  2.2.2    LOCAL (TRIPS OF LESS THAN 150 ROUND TRIP MILES)

                           - ****** per mile, plus ****** per hour for drivers.

                           - Overtime Charge after forty (40) hours per driver per week will be charged at ****** per hour for drivers.

                  2.2.3    HOURLY CHARGE

                           - The fixed charge includes one clerk and 40 hours of labor. If the permanent clerk works in excess of 40 hours, the rate will be ****** per hour. Extra clerks shall be charged at ****** per hour straight time and ****** per hour overtime in excess of forty (40) hours.

                           -        The fixed charge includes one switcher and
                                    (40) forty hours of labor. When the
                                    permanent switcher works in excess of forty
                                    (40) hours, the rate will be ****** per


* Subject to a confidential treatment request of Tractor Supply Company dated August 13, 2001.

                                    hour. Extra switchers shall be charged at ****** per hour straight time and ****** per hour overtime in excess of forty (40) hours.

                  2.2.4    SUPPLEMENTAL CHARGES

                           - Detention will occur after two hours free time at each delivery and three hours at each vendor, and will be charged at ****** per each 15 minutes, or ****** per hour. Driver will notify dispatcher after one hour for assistance (when practical).

                           -        Fuel is included at ****** per gallon.

* Subject to a confidential treatment request of Tractor Supply Company dated August 13, 2001.

                                   SCHEDULE 4
                                   EQUIPMENT

                       TRACTOR SUPPLY COMPANY - WACO, TX
         Equipment to be determined and mutually agreed to in writing.


===============================================================================
This Schedule shall commence on the date the first Equipment listed on this
Schedule 4 is placed into service and shall continue thereafter for a period of 36 months from the date the last equipment on this Schedule 4 is dispatched.
===============================================================================


TRACTOR SUPPLY COMPANY              UPS LOGISTICS GROUP, INC.

By:  /s/ Larry Goldberg             By:  /s/ James P. Thompson
    ----------------------------       ----------------------------------------

Title:  Vice President-Logistics    Title: Sr. VP & COO Transportation Services
       -------------------------          -------------------------------------

Date:  May 9, 2001                  Date:  May 14, 2001
      --------------------------         --------------------------------------

                                   SCHEDULE 4
                                   EQUIPMENT

                       TRACTOR SUPPLY COMPANY - WACO, TX


---------------------------------------------------------------------------------------------------------------------------
Equipment       Date in        Contract        Year &                       Model &                 Original      Monthly
Number          Service          Term           Make                         Type                    Value     Depreciation
---------------------------------------------------------------------------------------------------------------------------

                                36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                        Century
                                36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                        Century
                                36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                        Century
                                36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                        Century
                                36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                        Century
                                36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                        Century
                                36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                        Century
                                36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                        Century
                                36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                        Century
                                36      1998 Freightliner         FLC12064ST TAC 70" Rsd Roof       ******       ******
                                        Century




===============================================================================
This Schedule shall commence on the date the first Equipment listed on this
Schedule 4 is placed into service and shall continue thereafter for a period of 36 months from the date the last equipment on this Schedule 4 is dispatched.
===============================================================================


TRACTOR SUPPLY COMPANY                      UPS LOGISTICS GROUP, INC.

By:                                         By:
   -----------------------------------         --------------------------------

Name:                                       Name:
     ---------------------------------           ------------------------------

Title:                                      Title:
      --------------------------------            -----------------------------

Date:                                       Date:
     ---------------------------------           ------------------------------


* Subject to a confidential treatment request of Tractor Supply Company dated August 13, 2001.

                                   EXHIBIT C
                     TO TRANSPORTATION MANAGEMENT AGREEMENT

                                    *******
                       TRANSPORTATION MANAGEMENT SERVICES

1.0      Duties of Logistics Group

         1.1 Carrier Network. Logistics Group shall develop and make available to Customer a network of carriers for less than truckload (LTL), truckload (TL), and such other carriers as are necessary to move Customer's Goods in accordance with the requirements of this Agreement. In the event Customer requires LTL and TL carriers for lanes not included in Logistics Group's network as of the Effective Date of this Agreement, Logistics Group will supplement its network ("Additional Lanes") as follows:

                  1.1.1 Additional Lanes for TL shipments: Logistics Group will obtain bid rates from no less than five core (network) carriers, and will select the carrier(s) that, in Logistics Group's discretion, best meet Customer's transportation and financial requirements.

                  1.1.2 Additional Lanes for LTL shipments: Logistics Group will use the discount rate provided by the carrier in use by Logistics Group operating for Customer in the same region of the country as the respective Additional Lane and which best meets Customer's operational and financial requirements.

         1.2 Management Reports. Logistics Group shall provide to Customer within seven business days after the end of each month, or as otherwise mutually agreed to in writing, transportation management reports, in a mutually agreed upon format, summarizing to the reasonable satisfaction of Customer, the activities, costs, and Services performed hereunder during that month.

         1.3 Declared Values. Logistics Group will ship all Goods with carriers at a declared value equal to Customer's replacement cost without markup.

         1.4 Carrier Payment. Logistics Group will provide to Customer a weekly invoice with consolidated billing for all carriers.

         1.4 Carrier Claims. Logistics Group will act on behalf of Customer in the filing and processing of carrier claims subject to the remainder of this Section.

                  1.4.1 Logistics Group will file, track and receive payment of all claims, and will instruct the carriers to pay the claim in the name of Customer.

                  1.4.2 Logistics Group shall send all claim checks on a weekly basis by UPS Next Day Air(R) for receipt by Customer on each Monday.

                  1.4.3 Logistics Group agrees to be vigilant in managing claims but will not litigate an unpaid claim on behalf of Customer unless Customer agrees to pay all Logistics Group's costs associated with the litigation at cost; Costs may include but are not limited to outside attorney's fees. Otherwise, Customer shall be responsible for litigating unpaid claims.

         1.7 Governing publications. This Exhibit is subject to the terms, rules and regulations of the following publications, as applicable, unless otherwise specifically described herein:

                  - National Motor Freight Classification ("NMFC") - 100 W series or reissues thereof

                  -        U.S. Postal Service Zip Code Directory

                  -        P.C. Miler Distances in effect at date of shipment

2.0      RATES AND CHARGES:

         2.1      Fixed Charges: ****** per week, which includes:

                  2.1.1 Nashville Transportation Management Staff: ****** per week (for one Traffic Manager, and four Logistics Operations Specialists)

                  2.1.2 Implementation and Licensing Fees amortized over three-year term: ****** per week.

         2.2      Variable Charges:

                  2.2.1 Optimization Fee: ****** per shipment for each shipment received from Customer, which is processed through the Optimizer (the module within the TMS that determines the most cost-effective and efficient transportation service)

                  2.2.2 Freight pay and audit fees (applied to all shipments):

                           - Invoice received electronically: ****** per invoice

                           -        Invoice received manually: ****** per
                                    invoice

                  2.2.3 Additional Clerical: ****** per hour per clerk, and ****** per hour for overtime hours (hours over 40 hours per week), plus ****** per day. Additional Clerical can be obtained upon prior approval of Customer.

                  2.2.4 Systems Integration: billed as incurred, but not to exceed ****** based on the Operating Parameters.

                  2.2.5 Carrier Charges (including assessorials and surcharges): at cost (with no markup)

                  2.2.6 Freight Pay / Audit Surcharge: ****** for each carrier invoice received from carriers that are not included in the Logistics Group core carrier program and without prior written approval from Logistics Group.

                  2.2.7 Carrier claims processing: administrative cost plus ****** (when processed by Logistics Group staff not based in Nashville TN).

3.0      EARLY TERMINATION COSTS

         If Customer terminates this Exhibit for any reason other than a default by Logistics Group, or if Logistics Group terminates this Exhibit for reason of default by Customer, the Fixed Charges for the remaining months of the unexpired term of the Agreement, as set forth below:


* Subject to a confidential treatment request of Tractor Supply Company dated August 13, 2001.

         ----------------------------------------------------------------------------------
           If terminated             Fee                If terminated           Fee
            After Month                                  After Month
         ----------------------------------------------------------------------------------
                 1                 ******                     19              ******
         ----------------------------------------------------------------------------------
                 2                 ******                     20              ******
         ----------------------------------------------------------------------------------
                 3                 ******                     21              ******
         ----------------------------------------------------------------------------------
                 4                 ******                     22              ******
         ----------------------------------------------------------------------------------
                 5                 ******                     23              ******
         ----------------------------------------------------------------------------------
                 6                 ******                     24              ******
         ----------------------------------------------------------------------------------
                 7                 ******                     25              ******
         ----------------------------------------------------------------------------------
                 8                 ******                     26              ******
         ----------------------------------------------------------------------------------
                 9                 ******                     27              ******
         ----------------------------------------------------------------------------------
                 10                ******                     28              ******
         ----------------------------------------------------------------------------------
                 11                ******                     29              ******
         ----------------------------------------------------------------------------------
                 12                ******                     30              ******
         ----------------------------------------------------------------------------------
                 13                ******                     31              ******
         ----------------------------------------------------------------------------------
                 14                ******                     32              ******
         ----------------------------------------------------------------------------------
                 15                ******                     33              ******
         ----------------------------------------------------------------------------------
                 16                ******                     34              ******
         ----------------------------------------------------------------------------------
                 17                ******                     35              ******
         ----------------------------------------------------------------------------------
                 18                ******                     36              ******
         ----------------------------------------------------------------------------------


4.0      OPERATING PARAMETERS

         4.1. Customer will receive staffing on all business days that the Customer's Store Support Center is open. Customer currently recognizes the following 6 paid holidays:

                  Memorial Day              Christmas Day
                  Independence Day          Labor Day
                  New Year's Day            Thanksgiving

         4.2 Customer will provide office space for Logistics Group Transportation Management staff in Nashville TN.

         4.3 Normal operating hours for Nashville will be from 7:00 A.M. to 6:00 P.M. Central Time Monday through Friday; after hour and emergency coverage available as necessary.

         4.4 Freight audit and payment of all carrier invoices will be processed at the Logistics Group operations center located in Atlanta GA.

         4.5 Customer bills of lading will reference 3rd party bill to address as UPS Logistics Group.

         4.6 Logistics Group will instruct all carriers to submit freight invoices to Logistics Group's Atlanta GA location.

         4.7      Systems Integration:

                  4.7.1 The existing T1 lines in place between Customer and Logistics Group, as of the Effective Date of this Agreement, will be used for the Services consistent with the requirements set forth herein. Any additional T1 lines required by Customer shall be at Customer's sole cost.

                  4.7.2 Logistics Group will implement its proprietary Transportation Management System ("TMS") in connection with the Services.

                  4.7.3 Customer's SAP(R) system will provide the necessary information in a flat file or EDI format that will allow input into the TMS. Logistics Group must receive and validate flat file before implementation can begin.

                  4.7.4 Batch transmissions from Customer to Logistics Group systems will take place once per day.

                  4.7.5 The TMS will not be updating Customer's SAP(R) system.


* Subject to a confidential treatment request of Tractor Supply Company dated August 13, 2001.

         4.8 Customer will contact the onsite Logistics Group staff in Nashville for all customer service and track and trace requests.

         4.9* Customer's product is seasonal, with peak shipping in the spring months.

         4.10 Customer will notify its existing carriers of termination of services, prior to the implementation of Services hereunder.

         4.11* LTL shipment volume: ****** of all shipments and ****** of total weight

         4.12* TL shipment volume: ****** of all shipments and ****** of total weight.

- Denotes Operating Parameters that are subject to change pending completion of the 2001 Analysis (as defined hereinafter).


* Subject to a confidential treatment request of Tractor Supply Company dated August 13, 2001.

                                   EXHIBIT D
                      TRANSPORTATION MANAGEMENT AGREEMENT
                                    ********

                      TRANSPORTATION MANAGEMENT GUARANTEE

1.0      Guaranteed Savings

         1.1 The Transportation Management Guaranteed Savings ("Guaranteed Savings") is defined as the amount of savings and/or revenue that Logistics Group represents it will provide to Customer, based on the following factors:

                  1.1.1    Logistics Group Carrier Rate savings

                  1.1.2    Outsourced transportation Optimization savings

                  1.1.3    Third-Party backhaul revenue (from Dedicated
                           Services)

         1.2 Undefined terms in this Exhibit D shall have their respective meaning as defined elsewhere in this Agreement, including but not limited to Exhibit E.

2.0      Determination of Guaranteed Savings Amount:

         2.1 Monthly shipment and tonnage distribution for 2000 (based on a "Shipton" factor, which is the number of shipments in each month multiplied by the number of tons shipped in each month). Year 2000 will be used as the baseline for all Guaranteed Savings and Shared Savings calculations for the duration of this Agreement.


                           ------------------ ------------------------ -------------------------
                                 MONTH               SHIPTONS             % OF ANNUAL TOTAL
                           ------------------ ------------------------ -------------------------
                                January               ******                    ******
                           ------------------ ------------------------ -------------------------
                               February               ******                    ******
                           ------------------ ------------------------ -------------------------
                                 March                ******                    ******
                           ------------------ ------------------------ -------------------------
                                 April                ******                    ******
                           ------------------ ------------------------ -------------------------
                                  May                 ******                    ******
                           ------------------ ------------------------ -------------------------
                                 June                 ******                    ******
                           ------------------ ------------------------ -------------------------
                                 July                 ******                    ******
                           ------------------ ------------------------ -------------------------
                                August                ******                    ******
                           ------------------ ------------------------ -------------------------
                               September              ******                    ******
                           ------------------ ------------------------ -------------------------
                                October               ******                    ******
                           ------------------ ------------------------ -------------------------
                               November               ******                    ******
                           ------------------ ------------------------ -------------------------
                               December               ******                    ******
                           ------------------ ------------------------ -------------------------
                                 TOTAL                ******                    ******
                           ------------------ ------------------------ -------------------------
                                                      Table 1


                  Note (1):  Table 1 indicates that ****** of the annual volume occurred in months July-December; therefore, assuming that TMS is fully operational on or before July 1, 2000, the Guaranteed Savings for 2001 would be ****** x ****** = ******.

                  Note (2):  Table 1 is based on data provided to Logistics
                             Group by Customer as of February 22, 2001, and does not include all December 2000 shipments. Data in Table 1 will be updated at such time that Customer has provided to Logistics Group the complete shipment data for December 2000, and this Table 1 will be amended accordingly.

         2.2 Based on the Shipton information above, the annual transportation costs that Customer represents to Logistics Group it incurred prior to this Agreement, and the costs that Logistics Group projects Customer will incur for the Services hereunder, Logistics Group guarantees Customer an annual savings of ******, subject to the remainder of this Exhibit D.


* Subject to a confidential treatment request of Tractor Supply Company dated August 13, 2001.

3.0      Adjustments in the Guaranteed Savings

         3.1 If the number of annual Shiptons declines when compared to the 2000 Total shown in Table 1, Logistics Group will quantify and make any adjustments to the Guaranteed Savings based upon a mutually agreed percentage.

         3.2 If at any time the then-current Carrier Rate Savings falls below the Carrier Rate Savings contained in the 2001 Analysis, then any one of the following conditions shall apply:

                  3.2.1 If the decrease in the Carrier Rates Savings is the result of reasons beyond the control of the Logistics Group, the Carrier Rate Savings in the 2001 Analysis will apply, and Logistics Group will adjust the Guarantee accordingly.

                           For illustration purposes only:
                                    Assume that the Carrier Rate Savings of the
                                    2001 Analysis provides a **** percent ******
                                    savings when compared to Customer Rates,
                                    and that during any given period the actual
                                    savings provided by Logistics Group Rates
                                    is ***** percent ******, with a monetary
                                    difference of ******. If this reduction in
                                    savings is the result of factors beyond the
                                    control of the Logistics Group, Logistics
                                    Group will reduce the Guaranteed Savings by
                                    ******.

                           Examples of occurrences that could necessitate the Guaranteed Savings adjustment in the above illustration include but are not limited to:

                           3.2.1.1 An significant increase in the average class of Customer's LTL shipments above the ****** average that Customer has represented;

                           3.2.1.2 A significant change in the percent of TL versus LTL shipments that are presented to Logistics Group by Customer; and/or

                           3.2.1.3 The volume in a given lane is reduced or transferred to another lane in which the overall potential savings are reduced.

                  3.2.2 If any decrease in the Carrier Rate Savings is due solely to factors within the control of Logistics Group, the Guarantee will not be modified.

                  3.2.3 Logistics Group will provide to Customer a quarterly written report of the Carrier Rate Savings trends including the reasons for changes, if any, in the Carrier Rate Savings.

         3.3 For Excluded and Non-Compliant Shipments, Logistics Group will adjust the Guaranteed Savings by multiplying the Overall Savings percentage by the cost of the Excluded and Non-Compliant Shipment, as shown in Table 2 below.

                      For illustration purposes only


                        ------------------------------- ---------------
                        Cost of                         ******
                        Excluded/Non-Compliant
                        Shipments
                        ------------------------------- ---------------
                        Actual Annual Savings Based     ******
                        on Compliant Shipments
                        ------------------------------- ---------------
                        Adjustment to Guaranteed        ******
                        Savings
                        ------------------------------- ---------------
                                             Table 2


                  Note: Actual Annual Savings based on Compliant Shipments shall be calculated at the end of each calendar year. In the event that Excluded and Non-Compliant shipments are experienced in a any given year, this amount, calculated for the respective year, will be


* Subject to a confidential treatment request of Tractor Supply Company dated August 13, 2001.

                           used in the above calculation. For example, the Actual Savings based on compliant shipments for 2002 will be used to adjust the 2002 Savings Guarantee for the cost of Excluded and Non-Compliant Shipments in that same year.

         3.4 If changes in Customer's and/or its vendors' shipping and receiving hours result in a reduction of Logistics Group's ability to provide overall savings to Customer, Logistics Group will quantify this impact for Customer and have the right, but not the obligation, to adjust the Guaranteed Savings accordingly.

         3.5 The Guaranteed Savings will not include any costs associated with fuel surcharges. These costs will be removed from the baseline and the Actual Expense prior to any calculations under this Section 3.

         3.6 In the event Logistics Group determines that a change in any Operating Parameter set forth in Exhibit C (Section 4) negatively impacts the overall savings opportunity, Logistics Group will quantify this impact for Customer and will have the right to request that the Joint Logistics Committee adjust the Guaranteed Savings accordingly.

                                   EXHIBIT E
                      TRANSPORTATION MANAGEMENT AGREEMENT
                                    ********
                             SHARED SAVINGS PROGRAM

1.0      Definitions

         1.1 Actual Expense: The transportation costs billed under this Agreement.

         1.2 Additional Lanes: For purposes of calculating projected Shared Savings, Customer Rates for Additional Lanes will be the same percentage higher than the Logistics Group Rates for existing lanes for the respective mode (e.g., TL, LTL).

                           By way of example, if Logistics Group Rates for TL shipments are on average five percent lower than Customer Rates for TL shipments, Logistics Group Rates for TL Additional Lanes will be five percent lower than Customer Rates.

         1.3 Baseline Expense: The transportation costs that Customer would have incurred based on Customer's Rates without Optimization.

                  1.3.1 To enable Logistics Group to determine the Baseline Expense, Customer agrees to provide to Logistics Group its Customer Rates within thirty (30) days from the Effective Date of this Agreement.

                  1.3.2 Logistics Group will develop a Customer-specific rate tariff containing Customer Rates to be used in determining the cost Customer would have incurred without the benefit of Logistics Group Rates.

                  1.3.3 Logistics Group will, on behalf of Customer, obtain updated rates from core carriers annually for the duration of this Agreement. In the event that these updated rates result in an overall increase in rates when compared to existing core carrier rates, Logistics Group will, with the consent of the Joint Logistics Committee, increase the Baseline expense by the same percentage for the purpose of Shared Savings calculations.

         1.4 Carrier Rate Savings: The difference, stated either as a percentage or a monetary amount, in Logistics Group Rates and Customer Rates. For purposes of this definition, Logistics Group's Rates are lower than Customer Rates, unless otherwise stated herein.

         1.5 Customer Rates: The carrier rates that Customer has in place prior to the Effective Date.

         1.6 Excluded Shipments: Those shipments that result in costs above Logistics Group Rates due to reasons beyond the control of Logistics Group, including but not limited to emergency shipments (e.g., express, expedited, air) or extended transit service outside the agreed upon Assumptions, shipments affected by Force Majeure events, and special transportation service requests by Customer.

         1.7 Logistics Group Rates: The carrier rates that Logistics Group provides to Customer.

         1.8 Non-Compliant Shipments: Shipments that result in lost potential savings and / or higher transportation costs, that
                  (a) the customer does not make available to Logistics Group at least 48 hours prior to the required ship date and for which Logistics Group is not able to fully optimize and/or obtain the lower cost carrier; or (b) Shipments where Customer or Customer's vendors ship via carriers not included in the Logistics Group core carrier program without prior written approval from Logistics Group. Any incumbent carriers of Customer that Customer and Logistics Group mutually agree in writing to continue using will be considered part of the core carrier program.

         1.9 Optimization: The process by which Logistics Group provides the most cost-effective and efficient transportation service to Customer, which includes but is not limited to the use of Logistics Group Rates, shipment consolidation and multi-stop TL.

         1.10 Overall Savings: Carrier Rate Saving plus Optimization savings.

         1.11 Realized Savings: The amount equal to the Actual Expense less Baseline Expense.

         1.12     Shared Savings Pool: Realized savings minus the Savings
                  Guarantee.

         1.13 2001 Analysis: The modeling analysis that Logistics Group will perform subject to Customer providing the required data including but not limited to cube information. (As of the Effective Date of this Agreement, Logistics Group was not in receipt of all data necessary to complete the 2001 Analysis. Upon completion of the 2001 Analysis, Logistics Group will provide a written copy of same to Customer, and the parties will amend this Agreement accordingly.)

2.0      Administration of the SSP

         2.1 Logistics Group will provide a quarterly report to Customer, which will set forth the Realized Savings for all transportation managed by Logistics Group for that quarter. If applicable, Customer agrees to make any required Shared Savings payments within thirty (30) days from date of Logistics Group's first quarterly report which demonstrates that Logistics Group has achieved the full annual Guaranteed Savings for the then current year and thereafter within thirty (30) days after each subsequent quarterly report during such year. All disputes regarding Logistic Group's computation of the Realized Savings initially shall be submitted to the Joint Logistics Committee and, if the Joint Logistics Committee is unable to resolve the issue, shall be subject to the dispute resolution provisions of Section 18 of the Agreement.

         2.2 The parties agree that Customer shall be entitled to ****** percent (******) of the Shared Savings Pool, and Logistics Group shall be entitled to ****** percent (******) of the Shared Savings Pool. See Table 3 for an example of the SSP calculation.

                  For illustration purposes only:


                  ---------------------------------- --------------
                  Realized                              ******
                  Savings:
                  Less Guaranteed Savings:              ******
                  Shared Savings Pool:                  ******

                  Customer share (******):              ******
                  Logistics Group share (****):         ******
                  ---------------------------------- --------------
                                        Table 3


* Subject to a confidential treatment request of Tractor Supply Company dated August 13, 2001.


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